EXHIBIT 10.17

ZONAGEN, INC.

2004 STOCK OPTION PLAN

     1. PURPOSE. This 2004 Stock Option Plan (the “Plan”) of Zonagen, Inc. (the “Company”), for officers, directors, key consultants and other key personnel, is intended to advance the best interest of the Company by providing such persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in recognition of their continued contributions to the success of the Company.

     2. ADMINISTRATION.

     (a) The Plan shall be administered by a committee (the “Committee”) comprised of at least two members of the Board of Directors of the Company (the “Board”), which Committee shall be appointed by the Board; provided, however, to the extent that by reason of the position or relationship of any director or employee to the Company, Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applies to the director or employee, or Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) applies to the Company, the Committee shall be comprised of not less than two members of the Board who are “non-employee directors” as defined under rules and regulations promulgated under Section 16(b) of the Exchange Act and who are “outside directors” as defined in Section 162(m) of the Code and the regulations promulgated thereunder. No member of the Committee shall vote or act upon any matter relating solely to himself. The Board shall have the power from time to time to fill vacancies on the Committee arising by resignation, death, removal, or otherwise.

     (b) The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee, and a vote of a majority of the members of the Committee shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, by the unanimous written consent given by its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except if resulting from his own gross negligence or willful misconduct.

     (c) Subject to the foregoing, all questions of interpretation and application of the Plan, or of options granted hereunder (the “Options”), shall be subject to the determination, which shall be final and binding, of the Committee. The Committee, in the exercise of this power, may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in a manner and to the extent that it may deem necessary or expedient to make the Plan fully effective. The Committee may, at the expense of the Company, employ legal counsel and such other professional advisors as it may deem desirable for the Plan and may rely on advice received from such counsel or advisors. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options described in Section 5 of the Plan.

     3. OPTION SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company’s Common Stock, $.001 par value (the “Stock”). The total amount of Stock with respect to which Options may be granted shall not exceed in the aggregate 750,000 shares; provided, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option shall be surrendered or expire or terminate for any reason, or the unvested portion of any outstanding Option shall terminate by reason of the severance of employment of the optionee for any reason, the shares of Stock allocable to the unexercised portion of such surrendered, expired or terminated Option, or the shares of Stock allocable to such terminated unvested portion of such Option, may again be subject to an Option under the Plan.

     4. ELIGIBILITY.

     (a) The individuals who shall be eligible to participate in the Plan shall be such members of the Board, non-employee consultants and key employees (including such officers who may be members of the Board) of the Company or directors, non-employee consultants and key employees of any parent or subsidiary corporation (as defined below), as the Committee shall determine from time to time; provided, however, that any such individual who is not an employee of the Company, or its parent or subsidiary corporation, shall not be eligible to receive an Option which is an Incentive Stock Option described in Section 5 of the Plan, and further provided that no such employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the employee, or of its parent or subsidiary corporation, shall be eligible to receive an Option which is an Incentive Stock Option described in Section 5 of the Plan, unless, at the time that such Option is granted, the option price is at least one hundred ten percent (110%) of the fair market value of the Stock at the time the Option is granted and the Option, by its own terms, is not exercisable after the expiration of five years from the date such Option is granted. For purposes of the preceding sentence, the attribution rules under Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”), shall apply for purposes of determining an employee’s percentage ownership.

     (b) Except as otherwise provided, for all purposes of the Plan, the term “parent corporation” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and the term “subsidiary corporation” shall mean any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations other than the last corporation in the chain owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     5. AUTHORITY TO GRANT OPTIONS. The Committee may grant the following options from time to time to such eligible individuals as it shall from time to time determine:

     (a) Incentive Stock Options. The Committee may grant to an eligible employee an Option (or Options) to buy a stated number of shares of Stock under the terms and conditions of the Plan, so that the Option shall be an “incentive stock option” within the meaning of Section 422 of the Code.

     (b) Non-Incentive Stock Options. The Committee may grant to an eligible member of the Board, non-employee consultant or key employee an Option (or Options) to buy a stated number of shares of Stock under the terms and conditions of the Plan, even though such Option shall not be an “incentive stock option” within the meaning of Section 422 of the Code.

Subject only to any applicable limitations set forth in the Plan, the number of shares of Stock to be covered by any Option and the manner in which options shall vest shall be as determined by the Committee.

     6. OPTION PRICE.

     (a) The price at which shares may be purchased pursuant to an Option which is an Incentive Stock Option shall be at least one hundred percent (100%) of the fair market value of the shares of Stock on the date such Option is granted. In the case of any employee described in Section 4 hereof who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Section 4), the Option price at which shares may be so purchased pursuant to any Option which is an Incentive Stock Option granted hereunder shall be not less than one hundred ten percent (110%) of the fair market value (as defined below) of the Stock on the date such Option is granted.

     (b) The price at which shares may be purchased pursuant to an Option which is a Non-Incentive Stock Option shall be specified by the Committee at the time such Option is granted, and, except as otherwise provided under the Plan, may be less than, equal to, or greater than the fair market value of the shares of Stock on the date such Option is granted. Notwithstanding the preceding sentence, the price at which shares may be purchased pursuant to an Option which is a Non-Incentive Stock Option shall not be less than eighty-five percent (85%) of the fair market value of the shares of Stock on the date such Option is granted.

     (c) To the extent that Section 162(m) of the Code applies to the Company and Options granted under the Plan, the exercise price of shares of Stock subject to Options granted on or after such application date shall be at least equal to the “fair market value” (as defined in Section 6) of the underlying shares of Stock on the date of grant, and the number of shares of Stock subject to Options granted to any optionee during the term of the Plan that extends on or after such application date shall not exceed $1,000,000. In all events, determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m)
of the Code and regulations promulgated thereunder.

     (d) For purposes of this Plan, the “fair market value” of a share of Stock at any particular date shall mean the closing price of a share of Stock on that date as reported on any officially recognized exchange or the closing bid price in the over-the-counter-market, provided that if no shares of Stock were traded on any officially recognized exchange or over-the-counter-market on that date, or if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable in order to comply with or conform to the requirements of any applicable law, governmental regulation or ruling of the Internal Revenue Service or the Securities and Exchange Commission, the Committee may provide for another means for determining such fair market value.

     7. DURATION OF OPTIONS. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that such Option shall be exercisable, in whole or in part, during such ten-year period or during any shorter period of time. In the case of any employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Section 4), no Option which is an Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a Non-Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee, in its discretion, may provide that such Option shall be exercisable, in whole or in part, throughout such ten-year period or during any shorter period of time.

     8. MAXIMUM VALUE OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. Notwithstanding any other provisions of the Plan to the contrary, the aggregate fair market value (determined as of the date the Option is granted) of the Stock, for which an optionee may be granted Incentive Stock Options, with respect to which Options are first exercisable by the optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation(s) thereof) shall not exceed $100,000.

     9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time and in part or as a whole, as the Committee in its discretion may provide. For purposes of the preceding sentence, any Option shall be deemed to be outstanding until such Option is exercised in full or expires by reason of time; provided, however, any Option may be cancelled by the mutual assent of the Committee and the optionee. Notwithstanding any other provision of the Plan to the contrary, except in any case in which the Committee determines to waive the requirement of this sentence in its discretion for any reason or no reason whatsoever, no Option may be exercised to purchase less than 100 shares unless the optionee holds less than 100 shares, in which event all shares held must be exercised.

     10. EXERCISE OF OPTIONS.

     (a) Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised and, subject to the subsequent provisions hereof, the address to which the certificates representing shares of the Stock issuable upon the exercise of such Option are to be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the option price of such shares of Stock, which payment shall be made in cash or by cashier’s check, certified check, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the option price of such shares of Stock. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case, delivery shall be deemed made on the date such notice is deposited in the mail. In its sole and absolute discretion, the Committee may require, as an additional condition to the issuance of Stock upon exercise of an Option, that the optionee furnish the Committee with an executed copy of a stock purchase agreement and/or stock voting agreement in such form as may be required by the Committee at the time notice of exercise is delivered to the Company. In addition, the Committee may request that there be presented to and, filed with it, such evidence as it may deem necessary to establish that the shares of Stock to be purchased are being acquired for investment and not with a view as to their distribution. Also, the Committee may require an additional amount payable (in the form stated above) equal to any federal, state or local taxes which the Committee, with the advice of legal counsel, deems necessary or appropriate to be withheld in connection with the exercise of an Option hereunder.

     (b) Alternatively, unless otherwise specified in the Option, payment of the option price may be made, in whole or in part, in shares of Stock previously issued to the optionee or in shares of Stock to be received upon exercise of the Option. Unless otherwise specified in the Option, by requesting the Company to automatically apply shares received upon the exercise of any portion of an Option to satisfy the exercise price for an additional portion of the Option, an optionee may receive the actual value of the Option (the difference between the aggregate exercise price and the fair market value of the Stock subject to the Option) in shares of Stock without making any payment other than surrender (through exercise) of the Option. If payment is made, in whole or in part, in shares of Stock, then the optionee shall deliver to the Company, in payment of the option price of the shares of Stock with respect to which such Option is exercised, (i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not greater than the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii), if the option price of the shares of Stock with respect to which such Option is to be exercised exceeds such fair market value, cash or a cashier’s check, certified check, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the amount of such excess.

     (c) As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised, (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section 10, (iii) a fully executed stock purchase agreement and/or stock voting agreement in the form required by the Committee, if any is so required, (iv) such evidence of intent to acquire such Stock for investment as may be required by the Committee, and (v) an amount equal to any federal, state or local taxes which the Committee deems necessary or appropriate to be withheld incident to the exercise of an Option hereunder, the Company shall cause to be delivered to such optionee (or to a specified escrow agent if so required under the terms of any applicable stock purchase agreement and/or stock voting agreement), certificates representing the number of shares of Stock with respect to which such Option has been so exercised; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company has deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Section 10, or to the trustee, escrow agent or other designated person if the Committee requires the execution of a stock purchase agreement and/or stock voting agreement as a condition of purchase.

     11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him or his duly appointed legal representative in the event of any disability or incapacity of the optionee.

     12. TERMINATION OF OPTIONS.

     (a) Subject to the subsequent provisions of this Section 12, unless otherwise provided in the Option, upon severance of the employment relationship between the Company and the optionee for any reason, for or without cause, any unexpired Options granted to the optionee under the Plan shall terminate as of 12:01 a.m. Central Time in the State of Texas on such severance date with respect to any portion thereof that is not then vested and the unvested shares subject to the Option shall be immediately forfeited and shall again be subject to Section 3. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to its termination or expiration, to exercise the Option to the extent to which the deceased optionee was entitled to exercise such Option immediately prior to the optionee’s death, except that the provisions of Section 12(b) shall continue to apply to the option holder following the death of the optionee. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Committee at the time thereof. Similarly, except as otherwise provided in the Option, any Option granted to an individual (who is a member of the Board or a consultant and not an eligible employee described in Section 4) shall terminate on the date the optionee ceases to be a member of the Board or ceases to provide consulting services, as applicable, for whatever reason and has no employment relationship described in Section 4.

     (b) In the event that an Option holder performs any intentionally harmful act with respect to the Company or any parent corporation or subsidiary corporation described in Section 4(c), then all unexercised Options may be terminated at the discretion of the President. An intentional harmful act would include (without limitation) misappropriation or theft of assets from the Company, or any illegal or intentional act or omission that is determined by a majority of the members of the Board (in a vote taken at a meeting or pursuant to written consents) to be an act or omission that may damage the reputation of the Company or any parent or subsidiary corporation described in the immediately preceding sentence. Accidental acts or omissions, minor errors in judgment, or any termination of employment will not qualify as “intentionally harmful acts.”

     (c) An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent or subsidiary corporation of such corporation issuing or assuming a stock option (and for this purpose, the phrase “corporation issuing or assuming a stock option” shall be substituted for the word “Company” in the definitions of parent and subsidiary corporations specified in Section 4 of the Plan, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

     (d) Upon dissolution or liquidation of the Company, or in the event of bankruptcy of the Company, all unexercised Options shall terminate as of 12:01 a.m. Central Time in the State of Texas on the effective date of such dissolution, liquidation or bankruptcy.

     13. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the issuance of such shares could constitute a violation by the optionee or the Company of any provision of any law, statute, or regulation of any Federal, State or other governmental authority. Specifically, in connection with the Securities Act of 1933 (as now in effect or hereafter amended, the “Act”), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment, and not with a view to the distribution thereof, and that such shares of Stock may otherwise be issued without registration under such Act or State securities laws. Any determination in this regard by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     14. NO RIGHTS AS SHAREHOLDER. No optionee shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15. EMPLOYMENT OR DIRECTORSHIP OR CONSULTANT OBLIGATION.

     (a) The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     (b) The granting of any Option shall not impose upon the Company, the Board, or any other directors of the Company, any obligation to nominate any optionee for election as a director, and the right of the stockholders of the Company to terminate any person as a director shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     (c) The granting of any Option shall not impose upon the Company any obligation to engage or continue the engagement of any optionee who is a consultant; and the right of the Company to terminate the engagement of any consultant shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     16. CHANGES IN THE COMPANY’S CAPITAL STRUCTURE AND CHANGES IN CONTROL.

     (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting, the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an outstanding Option, upon exercise of such Option, shall be entitled to receive (at no additional cost but subject to any required action by stockholders) in lieu of the number and class of shares of Stock with respect to which such Option is exercisable, the number and class of shares of stock (or other securities or consideration) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the same number and class of shares of Stock which he would have otherwise received upon exercise of such Option.

     (d) Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     (e) Unless otherwise provided in the optionee’s Option, in the event of a “change in control” (as defined below), (i) after the effective date of such change in control, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive at no additional cost, in lieu of shares of Stock, shares of such stock (or other securities or consideration) as the holders of shares of Stock received pursuant to the terms of the change in control; and (ii) any limitations set forth in or imposed pursuant to Section 9 hereof shall automatically lapse so that all Options, from and after a 30-day period preceding the effective date of such change in control, shall be fully vested and exercisable in full until such Options terminate or expire pursuant to the terms of the Plan and such Options. “Change in control” shall mean the occurrence of any of the following events:

     (i) The consummation of any of the following transactions: (1) any merger, consolidation, share exchange or other business combination of the Company with or into another corporation or other entity, whether or not the Company is the surviving entity, or any acquisition of securities or assets of another entity by the Company, or any reorganization, reverse stock split, recapitalization or similar transaction, if following such transaction (A) more than fifty percent (50%) of the combined voting power of the then outstanding equity securities of the entity resulting from such transaction entitled to vote (or upon conversion, exchange, exercise or any other event, would be entitled to vote) generally in the election of directors (or the equivalent of directors) (“Voting Securities”) is not beneficially owned, directly or indirectly, by the persons or entities who were the beneficial owners (the “Existing Majority”) of at least fifty percent (50%) of the then outstanding Voting Securities of the Company immediately prior to such transaction, or (B) the Existing Majority is not entitled to elect at least a majority of the members of the board of directors (or its equivalent) of the entity resulting from the transaction; or (2) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all, or substantially all, of the assets of the Company, whether or not the Company continues in business with the proceeds of any such sale; or (3) the liquidation or dissolution of the Company; or

     (ii) A transaction in which any person or entity (other than the Company, or any profit-sharing, employee stock ownership or other employee benefit plan sponsored by the Company or any affiliate, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities) shall (1) purchase any Voting Securities of the Company for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (2) become the beneficial owner, directly or indirectly (in one transaction or series of transactions), of more than fifty percent (50%) of the then outstanding Voting Securities of the
Company; or

     (iii) If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority of the Board.

     17. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees, directors or consultants of other corporations who are about to become employees, directors or consultants of the Company as the result of a merger, consolidation of the employing corporation with the Company, acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of the Company at the time of grant may deem appropriate in order to conform them, in whole or in part, to the provisions of the stock options for which such substitute options are granted; provided, however, with respect to any stock options which are Incentive Stock Options, no such variation shall adversely affect the status of any substitute option as an Incentive Stock Option described in Section 5 of the Plan.

     18. AMENDMENT OR TERMINATION OF PLAN. The Board may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) change the aggregate number of shares which may be issued under Options granted pursuant to the provisions of the Plan; (ii) reduce the option price at which Options may be granted, or otherwise materially increase the benefits accruing to optionees under the Plan; (iii) change the class of persons eligible to receive Options; or (iv) otherwise cause the Plan to comply with the rules and regulations promulgated under Section 16(b) of the Exchange Act, if applicable; provided, however, that the Board shall have the power to make such changes in the Plan (and in the regulations and administrative provisions thereunder) or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an Incentive Stock Option described in Section 5 of the Plan, or such other stock option as may be described in the Code, from time to time, so as to receive preferential federal income tax treatment.

     19. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by the President of the Company for and in the name and on behalf of the Company. The option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable. Subject to the following sentence, the Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Option theretofore granted, prospectively or retroactively, with the consent of any optionee. Provided, however, the Committee shall have no authority or power to take any action described in the immediately preceding sentence to the extent that such action could result in failure of payments under an Option to qualify as “performance based compensation” as defined in Section 162(m) of the Code where such payments otherwise would have qualified as such performance based compensation with respect to any employee of the Company or any parent or subsidiary if, as of the close of the taxable year, such employee is the chief executive officer of such entity or an individual acting in such capacity, or the total compensation of such employee for the taxable year is required to be reported to stockholders under the Securities Exchange Act of 1934 (as now in effect or hereafter amended) by reason of such employee being among the four (4) highest compensated officers for the taxable year (other than the chief executive officer).

     20. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with, or arising out of, any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board, whether or not he continues to be such member of the Committee and the Board at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board, or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and, provided further, that no right of indemnification under the provisions set forth herein shall be available to, or enforceable by, any such member of the Committee and the Board unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board, and shall be in addition to all other rights to which such member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

     21. NO GUARANTEE OF TAX CONSEQUENCES. Neither the Company nor the Committee makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person participating or eligible to participate in the Plan. Option holders shall be responsible for all tax consequences related to holding of any vested or nonvested Options or the exercise of Options.

     22. SEVERABILITY. In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

     23. GENDER, TENSE AND HEADINGS. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

     24. GOVERNING LAW. The provisions of this Plan shall be construed according to the laws of the State of Delaware, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority. Furthermore, certain provisions of this Plan are intended to comply with applicable requirements for Incentive Stock Options, as described in Section 5 of the Plan, and shall be construed accordingly.

     25. EFFECTIVE DATE OF PLAN. The Plan shall become effective and shall be deemed to have been adopted on February 24, 2004, if within one year of that date it shall have been approved by the holders of at least the majority of the outstanding Stock. No Option shall be granted pursuant to the Plan after one day less than ten years after the date that the Plan was adopted by the Board or the date the Plan was approved by the stockholders of the Company, whichever is earlier.